Exhibit 32.2 - Certification of Chief Financial Officer of Redwood Entertainment Group, Inc. pursuant to Section 906 of the Sarbanes-Oxley
               Act of 2002 and Section 1350 of 18 U.S.C. 63.

     I, Kathy Procopio, the Chief Financial Officer of Redwood Entertainment Group, Inc., hereby certify that Redwood Entertainment Group, Inc.'s periodic report on Form 10-QSB, for the period ending March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Redwood Entertainment Group, Inc.


Date June 2, 2004        /S/ Kathy Procopio
                         -------------------------------------------
                         Kathy Procopio, Chief Financial Officer